EXHIBIT 10.10

                               SECURITY AGREEMENT
                               ------------------

                THIS SECURITY AGREEMENT ("Agreement") is made and effective as of the 12th day of December 2000, by and between AMERICAN INFLATABLES, INC., a Delaware corporation ("AFI"), and UNIVERSAL CONSULTANTS, INC., a Nevada Corporation ("Lender").

                                    RECITALS
                                    --------

     A. Reference is made to that certain Promissory Note in the original principal amount of $330,000 (the "Note") dated concurrently herewith and evidencing certain duties and obligations of AFI to Lender.

     B. As security for the payment and performance of AFI's duties and obligations to Lender under the Note, AFI desires hereby to pledge and to grant to Lender and to create a security interest in all of its property.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and AFI hereby agree as follows:

     1. GRANT OF SECURITY INTEREST. AFI hereby pledges and grants to Lender a security interest in all property of AFI, real and personal (collectively, the "Collateral"), and wherever situated, to secure the payment by and performance of the obligations of AFI to Lender described in Paragraph 3, below (collectively and SEVERALLY, the "Obligations"), including, but not limited to, the property described in Exhibit "A" attached hereto and made a part hereof.

     2. COLLATERAL. The Collateral shall also include, but not be limited to, all proceeds thereof. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when the Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, arid includes, without limitation, all rights to payment with respect to the Collateral.

     3. OBLIGATIONS. The Obligations of AFI secured by this Agreement shall consist of any and all debts, obligations and liabilities of AFI arising out of, connected with or related to the Note, and all amendments or extensions or renewals thereof, whether now existing or hereafter arising, whether or not jointly owned with others directly or indirectly, whether absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

     4. REPRESENTATIONS AND WARRANTIES. AF1 hereby represents and warrants that:

          A. AFI is the legal and beneficial owner of the Collateral.


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          B. All information heretofore,  herein or hereafter supplied to Lender by or on behalf of AM with respect to the Collateral is and shall be true and correct.

          C. No person other than AFI has any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral.

          D. AFI has carefully read and reviewed this Agreement and the Note, understands each fully, and has had an opportunity to review each of them with an attorney of its choice prior to executing ibis Agreement.

          E. Except as otherwise provided in this Agreement, AR specifically does not rely upon any statement, representation, legal opinion, accounting opinion, or promise of any other party in executing this Agreement.

          F.  This  Agreement  is  the  result  of   protracted,   arms'  length
     negotiation between the parties.

          G. AFI has not made any commitments to or agreements with any person that could adversely affect the Collateral.

          H. AFI has not done anything which might prevent Lender from or limit Lender in operating under any of the provisions hereof.

          I. Each and every representation and warranty made by AR and set forth in this Agreement was material to the decision of Lender to enter into the Note and was relied upon by Lender in doing so. Such representations and warranties shall survive the consummation of the transactions contemplated by the Note and the transactions contemplated by this Agreement, notwithstanding any investigations or opportunities to investigate, nor any covenant or agreement set forth in this Agreement. .

     5. COVENANTS OF AFI. In addition to all covenants and agreements of AFI set forth in the Note and the Guaranty, which are incorporated herein by this reference, AFI hereby agrees:

          A. To do all acts that may be necessary to maintain, preserve and protect the Collateral.

          B. Not to use or permit any Collateral to be used in violation of any provision of this Agreement or any applicable statute, regulation or ordinance covering the Collateral.

          C. To pay, or cause to be paid promptly when due, all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral.

          D. To notify Lender promptly of any change in AFI's residence address or place of business.

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          E. To procure, execute and deliver from time to time any endorsements, assignments, financing statements, and other writings deemed necessary or appropriate by Lender to perfect, maintain and protect his security interest hereunder and the priority thereof

          F. To appear in and defend any action or proceeding which may affect Lender's title or interest in the Collateral.

          G. To assist Lender in order to keep separate, accurate and complete records of the Collateral and to provide Lender with such records and such other reports and information relating to the Collateral as Lender may request from time to time

          H. To account fully for and promptly deliver to Lender, in the form received, all proceeds received, endorsed to Lender as appropriate, and, until so delivered, all proceeds shall be held by AR in trust for Lender, separate from all other property of AM and identified as the property of Lender.

          I. To indemnify Lender against and hold it harmless from any and all liability, loss, or damage (including reasonable attorneys' fees) which he may incur under this Agreement and the Note, or under or by reason of this Agreement and the Note and from any and all claims and demands whatsoever which may be asserted against him by reason of any alleged obligation or undertaking on his part to perform or discharge any of the terms of this Agreement and the Note. Should Lender incur any such liability, loss, or damage under this Agreement, the Note or under or by reason of this Agreement, or in defense against any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorneys' fees, together with interest thereon at ten percent (10%) per annum, compounded, shall be added to the amount due under the Note and deemed secured by this Agreement, and AR shall reimburse Lender therefor immediately upon demand.

     6. Authorized Action by AFI. AFI hereby irrevocably appoints William Heldman as his attorney-in-fact to do (but such person shall not be obligated to and shall incur no liability to AFI or any third party for failure to do so) any act which AFI is obligated by this Agreement to do, and to exercise such rights and powers as Lender might exercise with respect to the Collateral, including without limitation, the right to:

          A. Collect by legal proceedings or otherwise and endorse, receive and receipt for all interest, payments, proceeds or other sums and property now or hereafter payable on or on account to the Collateral.

          B. Enter into any agreement pertaining to or deposit, surrender, accept, hold or apply other property in exchange for the Collateral.

          C. Preserve the Collateral.

          D. Transfer the Collateral to its own or its nominee's name.

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          E. Make any  compromise  or  settlement,  and take any action he deems advisable, with respect to the Collateral.

     AFI agrees to reimburse the William Headman and Lender upon demand for any costs and expenses, including, without limitation, attorneys' fees, which may be incurred while acting as AFI's attorney-in-fact hereunder, all of which costs and expenses are included in and hereby made a part of the Obligations secured hereby.

     7. DEFAULT AND REMEDIES. AFI shall be deemed in default under this Agreement upon AFI's failure to comply with the provisions of this Agreement or the Note (an "Event of Default"). Upon the occurrence of any such Event of Default, Lender may, at its option, and without notice to or demand on AFI and in addition to all rights and remedies available to Lender under the Note, do any one or more of the following:

          A. Foreclose on the Collateral or otherwise endorse AFI's security interest in any manner permitted by law, or provided for in this Agreement.

          B. Sell or otherwise dispose of any Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Lender may determine.

          C. Recover from AFI all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Lender in exercising any tight, power oz remedy provided by this Agreement or by law.

          D. Prior to the disposition of the Collateral, store, process, or otherwise prepare it for disposition in any manner and to the extent Lender deems appropriate and in connection with such preparation and disposition.

          E. Retain AFI's right, title and interest in the Collateral in its own name and for its own benefit (although not necessarily in full satisfaction of AFI's obligations to Lender).

     8. WAIVER OF HEARING. AFI expressly waives any constitutional or other right to a judicial hearing prior to the time Lender takes possession or disposes of the Collateral upon an Event of Default as provided in Paragraph 7 hereof.

     9. CUMULATIVE RIGHTS. The rights, powers and remedies of Lender under this Agreement shall, in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law, the Note or any other document, instrument or agreement to which the parties are bound, all of which rights, powers and remedies shall be cumulative and may be exercised concurrently without impairing Lender's security interest in the Collateral.

     10. WAIVER. Any forbearance, failure or delay by Lender in exercising any right, power or remedy hereunder or under the Note shall not preclude the further exercise thereof, and every


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right,  power or remedy of Lender shall  continue in full force and effect until such tight, power or remedy is specifically waived in a writing executed by Lender. AFI waives any right to require Lender to proceed against any person or to exhaust any Collateral or to pursue any remedy in Lender's power.

     11. BINDING UPON SUCCESSOR. All rights of Lender under this Agreement shall inure to the benefit of its successors and assigns, and all obligations of AR shall bind his heirs, executors, administrators, successors and assigns; provided, however, that AFI may not assign its obligations without the prior written consent of Lender, which consent shall be at the sole and absolute discretion of Lender. If Lender assigns, endorses, seals, transfers or hypothecates to any other person the Collateral or any portion thereof, such shall automatically constitute an assignment and transfer of all rights, powers and privileges granted hereunder to Lender with respect to such Collateral, any such assignee, endorsee, transferee or successor of Lender shall be granted and shall have, jointly with Lender, all of the rights, powers and privileges granted to Lender hereunder.

     12. ENTIRE AGREEMENT: SEVERABILITY This Agreement and the Note contains the entire agreement between Lender and AFI. If any of the provisions of this Agreement or the Note shall be held invalid or unenforceable, this Agreement and the Note shall be construed as 1f not containing those provisions and the rights and obligations of the parties hereto shall continue unabated.

     13. REFERENCES. The singular includes the plural.

     14. CHOICE OF LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

     15. NOTICE. Any written notice, consent or other communication provided for in this Agreement shall be delivered or sent by certified U.S. mail, with postage prepaid to the following addresses:

                   Lender:               UNIVERSAL CONSULTANTS, INC.
                                         c/o John G. Cruz, Esq. ~
                                         4 Park Plaza
                                         Suite 1230
                                         Irvine, CA 92614

                   AFI:                  American Inflatables, Inc.
                                         947 Newhall Street
                                         Costa Mesa, CA 92627
                                         Attn: Gregg R. Mulholland

     Such addresses may be changed by written notice given as preceded herein.

     16. ESSENCE OF TIME. Time is of the essence of this Agreement.

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     17.  COMPROMISE,  SETTLEMENT AND RELEASE.  Effective as of the date of this
Agreement:

          A. AFI, for itself and for and on behalf of its respective agents, representatives, heirs, successors and assigns, does hereby relieve, release, and forever discharge Lender, and its respective officers, directors, shareholders. agents, brokers, representatives, accountants, attorneys, consultants and advisors, from any and all claims, debts, liabilities, demands, judgments, accounts, obligations, promises, acts, agreements, costs, expenses (including, without limitation, attorneys' fees), damages, actions and causes of action, of whatsoever kind or nature, based on, arising out of, or in any way or manner connected with any conduct, act, omission or state of facts existing at any time and from time to time through the date hereof.

     In amplification, but not limitation of the foregoing, AFI hereby WAIVES its rights as granted under California Civil Code Section 1542, which section reads as follows:

                    A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          B. In connection with such waivers and relinquishments, AFI acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true with respect to the matters released herein. Nevertheless, it is API's intent and desire, through this Agreement, fully, finally and forever to settle and release all such matters, and all claims relative thereto.

          "Lender"

          UNIVERSAL CONSULTANTS, INC.
          a Nevada corporation

          By:  /s/ James T. Calo
               -----------------
               President

          American Inflatables, Inc.
          a Delaware corporation

          By:  /s/ Gregg R. Mulholland
               ------------------------------
               Gregg R. Mulholland
               Chief Executive Officer



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